EXHIBIT 10.38



                                SOFTWARE LICENSE
                                 AND MAINTENANCE
                                    AGREEMENT




           This is a standard WINS Software License Agreement prepared by The Wheatly Group, Ltd. This contract may not
                         be altered in part or in whole.

                           SOFTWARE LICENSE AGREEMENT
                                       FOR
                          Home State Insurance Company

         This Agreement is entered into and effective this day of August 12, 1994 by and between The Wheatly Group, Ltd., a New York corporation with offices at One Huntington Quadrangle, Melville, New York 11747 (hereinafter called "Licensor") and Home State Insurance Management, Inc. with offices at

                                One Harding Road
                               Red Bank, NJ 07701

(hereinafter called "Licensee").

WHEREAS, Licensor has developed certain software and related documentation known as the WINS insurance information processing system (hereinafter referred to as WINS), including object code and source code, and will provide a copy for Licensee's internal use only for the lines of business as described in the attached Product Description/Price Schedule;

WHEREAS, Licensor is willing to grant such rights as hereinafter defined in consideration of payment as hereinafter set forth;

NOW THEREFORE, in consideration of the mutual convenants and conditions set forth herein it is agreed as follows:

                                    Section 1

                                     LICENSE

         1.1 Licensor grants to Licensee a 5 year, non-exclusive, non-transferable license for products described in the attached WINS Product Description/Price Schedule to use WINS only for its own internal use in a single AS/400 machine. Such license may not be assigned, sub-licensed, or otherwise transferred by License without prior written consent of Licensor, except as provided in Section 5.2. No right to copy WINS, in whole or in part, is granted except as hereinafter expressly provided. The serial number(s) of the single computer system on which WINS will be used is ______________.

         1.2 At the conclusion of this license term, will have the option to extend this Software License Agreement, at no additional cost, by signing a new 5 year Maintenance Agreement, and thereby automatically extend the software license for as long as a Maintenance Agreement is in effect, or, forego maintenance and opt for a separate extension of this Software License Agreement for multiple 5 year consecutive terms at a cost of 25 percent of the total software license fees listed in this Agreement.

                                    Section 2

                                     PAYMENT

         Payment is in compliance with the payment schedule listed in the Product Description/Price Schedule.

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Software License Agreement                                                Page 1

                                    Section 3

                                  RIGHT TO COPY

         WINS may be copied, in whole or in part, in print or machine-readable form solely for on-site and off-site backup and disaster recovery purposes.

                                    Section 4

                        WINS REMAINS LICENSOR'S PROPERTY

         Title to WINS licensed hereunder and all rights therein, including all rights in patents, copyrights, trademarks and trade secrets applicable thereto, or to any modifications or derivatives of WINS, shall remain vested in Licensor, unless otherwise specifically agreed to in writing in advance of any such modifications or derivatives. Any type or manner of copies made by Licensee, in whole or in part, shall remain Licensor's property.

                                    Section 5

                             PROTECTION AND SECURITY

         5.1 With reference to any copyright notice or other proprietary legend of Licensor associated with WINS, Licensee agrees to include the same on all copies it makes, in whole or in part, and to include the same on any updated work. Licensor's copyright notice may appear in any of several forms, including machine-readable form within WINS.

         5.2 Licensee agrees to hold WINS in confidence and not to provide or otherwise make available in any form the system or any portion thereof, to any person other than employees of Licensee or Licensor without prior written consent thereof by Licensor. Licensee agrees to obtain the written agreement of each such employee of Licensee to abide by the applicable terms of this Agreement.

         5.3 Each party acknowledges that all information concerning the business of the other party is "Confidential and Proprietary Information." Each party agrees that it will not permit the duplication, use or disclosure of any such Confidential and Proprietary Information to any person (other than its own employees who must have such information for the performance of its obligations under this Agreement), unless authorized in writing by the other party. "Confidential and Proprietary Information" is not meant to include any information which, at the time of disclosure, is generally known by the public or in the trade.


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Software License Agreement                                                Page 2

                                    Section 6

                                   TERMINATION

         Licensor may terminate this Agreement if Licensee is in default of any of the terms and conditions of this Agreement and termination is effective if Licensee fails to correct such default within 30 days after written notice thereof by Licensor. In the event of termination, Licensee shall immediately cease using WINS and, at the option of Licensor, either return to Licensor or destroy any and all copies of WINS, giving Licensor a written statement certifying such return or destruction.

                                    Section 7

                                   MAINTENANCE

         Wheatly requires a maintenance program for the term of this License Agreement as stated in the attached Maintenance Agreement.

                                    Section 8

                                    WARRANTY

         8.1 Licensor warrants that WINS upon original delivery shall conform to the product specifications, descriptions and user documentation delivered by Licensor. In case of failure of WINS to perform as warranted, Licensor shall replace or correct WINS as soon as possible so that it will perform in substantial conformance with the product specifications, descriptions and applicable user documentation at no charge to Licensee. If such programs are altered from their delivered basis by the Licensee, then this warranty is null and void. All reasonable out-of-pocket expenses are additional and billed at cost at the time they are incurred, unless it is demonstrably clear that the out-of-pocket expenses are as a result of a "bug" in the Licensor's software and are of no fault of the Licensee.

         8.2 The foregoing states the Licensor's sole liability for warranty claims. This warranty is exclusive of WINS maintenance as described in
Section 7.

                                    Section 9

                             DISCLAIMER OF WARRANTY

         Except as provided in Section 8, no other warranty is provided with respect to WINS, whether express, implied, or statutory, including implied warranties of merchantability or fitness for a particular purpose.


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Software License Agreement                                                Page 3

                                   Section 10

                         PATENT AND COPYRIGHT INDEMNITY


         10.1 Licensor agrees to defend at its expense any suits against Licensee based upon a claim that WINS directly infringes a U.S. patent or copyright, trademark or other proprietary right, and to pay costs and damages finally awarded in any suit, provided that Licensor is given control of said suit by Licensee and all reasonably requested assistance for defense of same.

         10.2 Licensor shall have no liability for any claim of copyright or patent infringement if the infringement arises out of compliance with Licensee's specification, or from the use of other than a current unaltered release of WINS available from Licensor if such infringement would have been avoided by the use of a current unaltered release of WINS, or from the use or combination of WINS with programs not supplied by Licensor.

         10.3 The foregoing states the entire liability of Licensor with respect to infringement of any proprietary rights, including patents, copyrights, or any other rights. In no event shall Licensor be liable for incidental or consequential damages arising from infringement or alleged infringement of patents or copyrights.

                                   Section 11

                             LIMITATION OF LIABILITY

         Licensee agrees that Licensor's total liability under this Agreement above shall not exceed the fees paid by Licensee for WINS, except in Section 10. IN NO EVENT SHALL LICENSOR BE LIABLE FOR INCIDENTAL, SPECIAL, INDIRECT, COVER OR CONSEQUENTIAL DAMAGES FOR THE USE OF WINS.

                                   Section 12

                                 APPLICABLE LAW

         This Agreement shall be governed by the laws of the state of New York.

                                   Section 13

                                      TAXES

         Licensee shall be responsible for the payment of all taxes in connection with this Agreement, except for any tax based on Licensor's net income.



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Software License Agreement                                                Page 4

                                   Section 14

                                     NOTICES

         All notices in connection with this Agreement shall be in writing via certified mail, return receipt requested, to the following address:

         If to Licensor:

         The Wheatley Group, Ltd.
         One Huntington Quadrangle
         Melville, New York 11747
         Attention: C.E.O. and President

         If to Licensee:

         (To address listed above, unless stated herein).

         For purposes of this Agreement, a notice shall be deemed effective upon receipt by the noticed party.

                                   Section 15

                                   ASSIGNMENT

         This Agreement may not be assigned by either party without the prior written consent of the other.

                                   Section 16

                                   PRECEDENCE

         This Agreement sets forth the entire understanding between the parties with respect to the subject matter herein, and shall not be replaced by any other facsimile thereof. This Agreement supercedes all prior written agreements, discussions and understandings, expressed or implied, concerning such matters, and shall take precedence over any conflicting terms which may be contained in Licensee's purchase order or any other form submitted by Licensee.



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Software License Agreement                                                Page 5

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.


Home State                                    The Wheatley Group, Ltd.
---------------------------------             ----------------------------------
Licensee                                      Licensor


/s/ Bob Abidor                                /s/ John Reeves
---------------------------------             ----------------------------------
Authorized Signature                          Authorized Signature


CEO                                           Exec. Vice Pres.
---------------------------------             ----------------------------------
Title                                         Title

8/12/94                                       8/12/94
---------------------------------             ----------------------------------
Date                                          Date


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Software License Agreement                                                Page 6

                       PRODUCT DESCRIPTION/PRICE SCHEDULE
                                      FOR
                          HOME STATE INSURANCE COMPANY


I. The standard WINS base system, including personal and commercial recording, consisting of:

     -- Policy Management
     -- Premium Accounting
     -- Claim Management
     -- Reinsurance Processing
     -- File Maintenance
     -- Management/Insurance Information
     -- Statistical Reporting

Base License Fee:                                                      $195,000

II. Selected product processors for the specific lines of business required by Home State Insurance Company as listed below.

     (Each product processor includes standard WINS forms and is integrated with the standard WINS base system. Automatic rating for particular product processors, where applicable, is listed separately.)

     1. Standard WINS Personal Automobile, including automatic rating for the states of Connecticut, Delaware, Maryland, New Jersey, New York, Pennsylvania, West Virginia, Georgia, Florida, South Carolina and Alabama

Product License Fee:                                                   $125,000

Additional standard ISO automatically rated states for Personal Auto (except Massachusetts) will be provided at $2,500 per state.

     2.   Standard WINS Commercial Auto

Product License Fee:                                                   $ 50,000

III. Additional Products and Services:

     1.   Eighty (80) WINS Standard Reports.

     2. Up to twenty-five (25) days of implementation and training assistance provided by Wheatley.

     3.   WINS Documentation

          -- User Guides
          -- Operation Guides

Based on the total WINS software package listed above, including the lines of business selected, the additional products and services listed in this section are included without additional charge, with the exception of out of pocket expenses, which are additional and are billed separately. Additional reports and additional implementation and training assistance may be purchased at Wheatley's prevailing rates. Unused implementation and training assistance days included in this section expire ninety (90) days after going live. Prices listed in this proposal are valid for ninety days from proposal date.

IV.  Maintenance

     1. WINS Maintenance Service provides ongoing support to the WINS operational system. This support is based on the total WINS software package, including the lines of business selected, and is required initially for a term of sixty (60) months commencing thirty days after initial delivery of WINS. It consists of:

          -- WINS Software Version Upgrades
          -- On-Line Trouble-Shooting
             -- Dial-Up communication from our Melville office
             -- Hot line service to Wheatley customer service
          -- Bureau & Regulatory Support

Maintenance Fees, per month:                                            $ 5,250

V.   Commercial Rating Interface

The Wheatley Group and ISI, Inc. are in the process of developing an interface from The Insurance Writer commercial rating system to WINS. Phase one (new business and renewals) is completed and is currently being tested at an insurance company; phase two (endorsements and subsequent activity) is scheduled to be completed by October 1, 1994. If the interface is delivered by Wheatley to Home State before January 1, 1995, the cost for this interface will be as follows:

Interface License Fee:                                                  $25,000

Interface Maintenance Fee, per month:                                   $ 1,500

If the interface is not delivered by January 1, 1995, the interface license fee will be reduced by $5,000 for each calendar month that it is not delivered (e.g. delivery in January: $20,000 interface license fee; delivery in February:
$15,000; delivery in March: $10,000; etc.) until there is no charge for it.

VI.  Payment Schedule

The payment schedule for WINS will be as follows:

     1) Twenty percent (20%) of the total software license fee upon execution of this contract.

     2) Seventy percent (70%) of the total software license fee upon completion of successful installation of the standard WINS software described above. (Successful installation means that the software has been loaded on Home State's AS/400 and it is operational.)

     3) Ten Percent (10%) of the total software license fee thirty (30) days after Home State has gone into production with WINS, or on January 15, 1995, whichever is earlier.

The payment schedule for the commercial rating interface from The Insurance Writer to WINS will be as follows:

     1) Ninety percent (90%) of the interface license fee upon delivery of phase one and phase two of the interface, as described in section V. Commercial Rating Interface, above.

     2) Ten percent (10%) of the interface license fee thirty (30) days after delivery of the interface.

Maintenance fees for the interface will begin thirty (30) days after delivery of the interface.

                              MAINTENANCE AGREEMENT
                                       FOR
                          Home State Insurance Company

     This Maintenance Agreement is entered into as of August 12, 1994 by and between The Wheatley Group, Ltd. (hereinafter called "Vendor"), and Home State Insurance Management, Inc. (hereinafter called "Customer").

WHEREAS, Customer has acquired a license to use the Software owned by Vendor and identified below;

WHEREAS, Customer wishes Vendor to perform certain maintenance services with respect to the Software, in accordance with the terms set forth herein;

NOW THEREFORE, the parties agree as follows:

                                    Section 1

                                   DEFINITIONS

     1.1 "Software" shall mean the source and/or object code for Vendor's WINS standard software product, in whatsoever form, format and medium, related documentation or information and any corrections, modifications, updates and enhancements supplied from time to time by Vendor and which are licensed by Customer.

     1.2 "Maintenance Services" shall mean the maintenance services of Vendor described in Section 3 herein.

                                    Section 2

                        PROVISION OF MAINTENANCE SERVICES

     In consideration of the payments to be made to the Vendor, the Vendor agrees to provide the Maintenance Services described in this Agreement with respect to the Software. The location(s) at which the Services shall be performed, and the term of this Agreement, shall be as set forth in Section 5 herein and any schedule attached hereto.


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Maintenance Agreement                                                     Page 1

                                    Section 3

                   MAINTENANCE RESPONSIBILITIES OF THE VENDOR

     3.1 Defects and Nonconformities. Vendor shall maintain the Software so that it operates in conformity with descriptions in the applicable Software License Agreement. Vendor shall correct defects and nonconformities discovered by the Customer, and in connection therewith shall furnish off-site telephone support, in the form of consultations, assistance and advice on the use and maintenance of the Software. In the event that such problem in the Software is not identified within 48 hours of the initiation of such off-site telephone support, Customer shall submit to Vendor a listing of output and all such other data which Vendor reasonably may request in order to reproduce operating conditions similar to those present when the defect or nonconformity was discovered. In the event that such problem is not corrected within a reasonable time after Vendor receives from Customer a listing of output and other data, Vendor shall make available on-site consulting in order to remedy the problem, but Customer shall be responsible for Vendor's actual travel and other out-of-pocket expenses, unless it is demonstrably clear that the out-of-pocket expenses are as a result of a "bug" in the Vendor's Software and are of no fault of the Customer.

     3.2 Inclusive Maintenance Services. During the term of this Maintenance Agreement, Vendor shall provide Customer with the following Maintenance
Services:

     3.2.1 NAIC and ISO statistical bureau reporting changes for the lines of business listed in the attached Product Description/Price Schedule.

     3.2.2 Version upgrades of WINS to Wheatley's clients who are participants in the Maintenance Agreement.

     3.2.3 On-line troubleshooting, in the form of a hotline service to Wheatley customer service personnel, during regular business hours (8:00-8:00 EST) and a remote dial-up communication from the Melville, New York office of Wheatley.

     3.3 Additional Services. Any Customer-initiated requirements, ratings, new lines of business, new states, or special state requirements may be developed by Vendor for Customer for reasonable per diem rates and may be maintained by Vendor for an additional monthly maintenance fee. If any customer initiated requirements developed by vendor need to be retrofitted (because of a new software version upgrade or other enhancement), customer may contract with vendor to retrofit these requirements for reasonable per diem rates.

     3.4 Exclusions. Vendor shall not be responsible for the provisions of any Maintenance Services in the event that Customer fails to upgrade its IBM AS/400 operating system software (OS/400) to its latest version within 60 days of the availability of any such upgrade to IBM's customers, and shall not be responsible for the provision of Maintenance Services to any portion of the Software which has been altered by Customer from its original state as delivered to Customer and subsequently modified by Vendor.


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Maintenance Agreement                                                     Page 2

                                    Section 4

                                     CHARGES

     4.1 Computation. Monthly charges shall be as stated in the attached Product Description/Price Schedule. These monthly charges shall be paid in advance of each month and shall cover all Maintenance Services provided under this Agreement, with the exception of out-of-pocket expenses, and all charges shall be paid within 10 days of receipt of the invoice.

     4.2 Price Protection and Changes. The charges as stated shall not be increased for a period of 1 year after commencement of services hereunder, and not to exceed annual increases in the Consumer Price Index in years two through five. Thereafter, such prices may be increased to Vendor's prevailing prices to its customers generally for similar services.

                                    Section 5

                              TERM AND TERMINATION

     5.1 Term. This Agreement shall have an initial term of 5 years, and shall thereafter have optional renewal. Written notification of an election not to so renew is required to be forwarded by one party to the other at least 45 days prior to the expiration of the initial term or a renewal term, or unless terminated sooner in accordance herewith.

     5.2 Termination of Maintenance Agreement. If either the Vendor or the Customer terminates the License Agreement between the parties for any reason provided therein, Customer shall have the right without penalty to terminate this Agreement.

     5.3 Default. Each party has the right to terminate this Agreement if the other party breaches or is in default of any obligation hereunder which default is incapable of cure or which, being capable of cure, has not been cured within 30 days after receipt of notice of such default (or such additional cure period as the nondefaulting party may authorize).

     5.4 Acts of Insolvency. Either party may immediately terminate this Agreement by written notice to the other and may regard the other party as in default of this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any proceeding under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated, voluntarily or otherwise. In the event that any of the above events occurs, the affected party shall immediately notify the other party of its occurrence.


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Maintenance Agreement                                                     Page 3

     5.5 Force Majeure; Suspension and Termination. In the event that either party is unable to perform any of its obligations under this Agreement or to enjoy any of its benefits because of (or if loss of the services is caused by) natural disaster, action or decrees of governmental bodies or communication line failure not the fault of the affected party (hereinafter referred to as a "Force Majeure Event") the party who has been so affected immediately shall give notice to the other party and shall do everything possible to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended. If the period of nonperformance exceeds 15 days from the receipt of notice of the Force Majeure Event, the party whose performance has not been so affected may, by giving written notice, terminate this Agreement.

     5.6 Rights and Obligations of the Parties on Termination. In the event that this Agreement is terminated as a result of the occurrence of a Force Majeure Event, or other cause as provided herein, each party shall return to the other all data, materials, and other properties of the other party then in its possession.

     5.7 Continuing Obligations. The obligations of the parties under Sections 5, 6 and 8 shall survive the termination of any services hereunder.

                                    Section 6

                             PROPRIETARY INFORMATION

     Each party acknowledges that all information concerning the business of the other party is "Confidential and Proprietary Information." Each party agrees that it will not permit the duplication, use or disclosure of any such Confidential and Proprietary Information to any person (other than its own employees who must have such information for the performance of its obligations under this Agreement), unless authorized in writing by the other party. Confidential and Proprietary Information is not meant to include any information which, at the time of disclosure, is generally known by the public or in the trade.

                                    Section 7

                             DISCLAIMER OF LIABILITY

     VENDOR DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE MAINTENANCE SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL VENDOR BE LIABLE FOR DAMAGES, INCLUDING BUT NOT LIMITED TO SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, COVER DAMAGES OR DAMAGES FOR LOSS OF USE, DATA OR PROFITS, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR CUSTOMER'S USE OF THE SOFTWARE, EVEN IF VENDOR SHALL HAVE BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGE.


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Maintenance Agreement                                                     Page 4


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                                    Section 8

                                      TAXES

     Customer shall be responsible for the payment of all taxes in connection with this Agreement, except for any tax based on Vendor's net income.

                                    Section 9

                                  MISCELLANEOUS

     9.1 Applicable Law. This Agreement shall be governed by the laws of the State of New York.

     9.2 Severability. Any invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity of any other of its provisions.

     9.3 Notices. Any notice or other communication hereunder shall be in writing and shall be either personally served or mailed, registered or certified, return receipt requested.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

Home State                                  The Wheatley Group, Ltd.
----------------------------------          -----------------------------------
Customer                                    Vendor


/s/ Bob Abidor                              /s/ John Reeves
----------------------------------          -----------------------------------
Authorized Signature                        Authorized Signature


President                                   Exec. Vice Pres.
----------------------------------          -----------------------------------
Title                                       Title


8/12/94                                     8/15/94
----------------------------------          -----------------------------------
Date                                        Date


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Maintenance Agreement                                                     Page 5

                                    HARDWARE
                                    PURCHASE
                                   AGREEMENT


          This is a standard WINS Hardware Purchase Agreement prepared by The Wheatley Group, Ltd. This contract may not
                        be altered in part or in whole.

Agreement Number: 9405
                  ----------
Agreement Date:
                  ----------


                          HARDWARE PURCHASE AGREEMENT
                                      FOR
                          Home State Insurance Company

     This Agreement of Sale is entered into and effective this day of August 12, 1994 by and between The Wheatley Group, Ltd., a New York corporation with offices at One Huntington Quadrangle, Melville, New York 11747 (hereinafter called "Seller"), and HSIM having its principal offices at

                                One Harding Road
                               Red Bank, NJ 07701

(hereinafter called "Buyer") is the complete Agreement between the parties, replacing any prior oral or written communications between us, regarding the sale of certain Equipment, described below, by Seller to Buyer.

                                    Section 1

                                   DEFINITIONS
                     (Shown in bold type in this Agreement)

     1.1 "Equipment." shall mean the IBM AS/400 machine, its features, conversions, upgrades, elements, or accessories, or any combination of them described in Section 2.

     1.2 "Date of Installation." shall mean the business day Buyer's Equipment is installed or, if Buyer defers installation, when Seller makes it available to Buyer for installation.

                                   Section 2

                                   EQUIPMENT

     Seller agrees to sell, Buyer agrees to purchase from Seller the following Equipment detailed on the Hardware Purchase Agreement Supplement.

                                   Section 3

                                 PURCHASE PRICE

     3.1 The purchase price of the Equipment is detailed on the Hardware Purchase Agreement Supplement. The Buyer agrees to pay the Seller as follows:

     a.   20 percent of purchase price upon execution of this Agreement;

     b. the balance (80 percent of purchase price) is due on the Date of Installation or if boxes are opened.

     c. A 2% late-payment fee will be billed for any balance not paid within 30 days from the invoice date and compounded each subsequent 30 days.

     d.   This price does not include applicable sales taxes.


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Hardware Purchase Agreement                                               Page 1

     3.2 Maintenance option. Initial here if this Equipment should be placed under IBM Hardware Maintenance. ________ (Price not included above.)

                                   Section 4

                                    DELIVERY

     Seller will deliver Equipment to Buyer at buyer's location on a date to be mutually agreed upon. Seller will pay normal transportation charges for Equipment shipped.

     Seller will use its best efforts to deliver Equipment as agreed but shall not be liable for delays in delivery beyond its control including, but not limited to, delays resulting from inventory shortages, acts of God, strikes, or weather.

                                   Section 5

                                     TITLE

     Seller will transfer title to Buyer on the Date of Installation and upon receipt of the purchase price shown in Section 3.

     Seller reserves a purchase money security interest in Equipment and Buyer grants Seller a purchase money security interest (and agrees to sign appropriate documents to permit Seller to perfect its purchase money security interest) from the date of sale until Seller receives the amounts due under this Agreement for the purchase of the hardware hereunder.

                                   Section 6

                                  RISK OF LOSS

     Seller bears the risk of loss for Equipment until the Date of Installation.

                                   Section 7

                                     TAXES

     Buyer will be responsible for and shall pay all applicable taxes imposed by taxing authorities on the sale and delivery of the Equipment described in
Section 2.

                                   Section 8

                                  CANCELLATION

     Buyer may cancel an order for Equipment prior to shipment. Seller may charge Buyer a cancellation charge not to exceed 10 percent of the purchase price for cancellations within 2 weeks of confirmed delivery, and shall deduct such charge from the monies paid by Buyer at the execution of this Agreement.


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Hardware Purchase Agreement                                               Page 2

                                   Section 9

                              WARRANTY PROVISIONS

     Seller assigns to Buyer all IBM Warranties currently in effect on the Equipment to the fullest extent such IBM Warranties are assignable by an authorized IBM reseller that is in good standing with IBM, and agrees to execute all documents and take all other action reasonably necessary to effect such assignment, provided, however, that such assignment shall not impose any additional responsibilities on Seller or create any additional warranties, express or implied, with respect to the Equipment.

     Limitation of Liability: (a) Except as specifically set forth in this Agreement, Seller makes no representations or warranties, express or implied, including without limitation, the warranties of merchantability and fitness for a particular purpose with respect to the Equipment. (b) Seller's liability to Buyer for damages, from any cause whatsoever, and regardless of the form of action, including Seller's liability for its own negligence, shall be limited to the purchase price. (c) Seller shall not be liable to Buyer or any other person for any claim arising, directly or indirectly, from or in connection with the furnishing of services or Equipment pursuant to this Agreement, or the interruption, use or loss of use or performance thereof. (d) Under no circumstances shall Seller be liable to any person not a party to this Agreement and Buyer shall indemnify Seller and hold Seller harmless against any claim or action brought by such a party. Such indemnification shall include all costs and attorneys fees.

                                   Section 10

                                    NOTICES

     Any notice provided for herein shall be in writing and sent by registered or certified mail, postage prepaid, addressed to the party for which it is intended at the address set forth in the first paragraph of this Agreement or to such other address as either party shall from time to time indicate in writing. Any such notice to be deemed to be effective upon receipt or 5 days from the date of mailing, whichever occurs first.

                                   Section 11

                           GOVERNING LAW: AMENDMENTS

     This Agreement shall be construed in accordance with and governed by the laws of the state of New York (without regard to choice of law principles). This Agreement may not be amended except by written agreement signed by both the parties hereto.

                                   Section 12

                                     TERMS

     All prices listed on this Agreement are subject to change after 10 days. This offer shall be valid for a period of 10 days.


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Hardware Purchase Agreement                                               Page 3

IN WITNESS WHEREOF, the parties have cause this Agreement to be executed as of the day and year first written above.


Home State Insurance Company                The Wheatley Group, Ltd.
----------------------------------          -----------------------------------
Buyer                                       Seller


/s/ Bob Abidor                              /s/ John Reeves
----------------------------------          -----------------------------------
Authorized Signature                        Authorized Signature


President                                   Exec. Vice Pres.
----------------------------------          -----------------------------------
Title                                       Title


8/12/94                                     9/1/94
----------------------------------          -----------------------------------
Date                                        Date


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Hardware Purchase Agreement                                               Page 4


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                                          Reference Agreement Number: 9405
                                                                      ----------


                     HARDWARE PURCHASE AGREEMENT SUPPLEMENT


                                   EQUIPMENT


HARDWARE:

        Machine                                                               Purchase       Warranty
Qty      Type       Model           Description                                Price         Period
-----------------------------------------------------------------------------------------------------
1        9406        300        Advanced Series AS/400 Model 300              $152,235         1 Yr
                                (As proposed and fax'd on 8/11/94)

1        9348        001        1/2" Reel Tape Drive                          $ 18,500         1 Yr

1        9309        002        Rack Enclosure                                $  3,820         1 Yr

1        7855        010        Modem                                         $  1,455         1 Yr

1        3490        E11        1/2" Cartridge Tape Drive -- Rack mounted     $ 27,275         1 Yr

1        2386        BG3        Infowindow Display Station                    $  1,000         3 Yr


HARDWARE TOTAL                                                                                     $204,285.00



IBM SOFTWARE:

        Program                                                               One-time       Warranty
Qty      Type       Model           Description                                Charge        Period
-----------------------------------------------------------------------------------------------------

1        5763        SS1        OS/400 Version (Unltd Users)                  $ 33,600         N/A

1        5763        XA1        Client Access (Unltd Users)                   $ 51,145         N/A

1        5763        PW1        Application Development Tools (ADS & ADM)     $ 13,200         N/A

1        5763        DB1        AS/400 System/38 Utilities                    $  5,625         N/A

1        5763        DCT        Dictionaries                                  $    495         N/A

1        5763        WP1        Officevision (Unltd Users)                    $ 30,995         N/A

1        5763        QU1        Query/400 (4 Users)                           $  3,000         N/A

1        5763        CB1        Cobol/400                                     $  6,000         N/A

1        5763        PT1        Performance Tools/400                         $  4,190         N/A


IBM SOFTWARE TOTAL                                                                                 $148,250.00

EQUIPMENT TOTAL                                                                                    $352,535.00

WHEATLEY VALUE-ADD ALLOWANCE                                                                       $ 67,113.00

NET EQUIPMENT TOTAL PRICE                                                                          $285,422.00



Home State Insurance Company                8/12/94
----------------------------------          -----------------------------------
Customer Name                               Date


/s/ Bob Abidor                              President
----------------------------------          -----------------------------------
Name                                        Title


Bob Abidor
----------------------------------
Authorized Signature


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Hardware Purchase Agreement Supplement                                    Page 1


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